Exchange differences (net) (Tables)	12 Months Ended
Dec. 31, 2021
Exchange Differences
foreign currency at the time of their disposal.

Exchange differences" demonstrate the gains or losses on foreign currency transactions, the differences that arise on translations of monetary items in foreign currencies to the functional currency, and those disclosed on non-monetary assets in foreign currency at the time of their disposal.

Thousand of Reais	2021	2020	2019

Revenue with Exchange variations	196,480,319	78,578,786	23,622,963
Expenses with Exchange Variations	(198,482,605)	(103,279,748)	(26,411,500)
Total	(2,002,286)	(24,700,962)	(2,788,537)